UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 4, 2020

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 8, 2020, PDL BioPharma, Inc. (the “Company”) delivered formal notice to The Nasdaq Stock Market, Inc. that the Company intends to voluntarily delist its common stock, par value $0.01 per share (the “Common Stock”), from the Nasdaq Global Stock Market (“Nasdaq”) in connection with the Company’s previously disclosed voluntary Plan of Dissolution. The Company expects to file a Form 25 with the Securities and Exchange Commission (the “SEC”) on or about December 28, 2020 to effect the voluntary delisting of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the delisting will be effective on or about January 7, 2021 – ten days after the filing of the Form 25. In connection with the foregoing, the Company requested that the trading of the Common Stock on Nasdaq be suspended effective before the market opens on December 31, 2020. The Company also announced that, following the effectiveness of the delisting, it intends to file a Form 15 with the SEC to terminate the registration of the Common Stock under Section 12(g) of the Exchange Act, thereby suspending the Company’s Exchange Act reporting obligations.

A copy of the press release announcing the matters summarized above is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2020, the Company was informed that, effective December 31, 2020, David W. Gryska will resign from his position as a member of the Board of Directors of the Company, including each committee of the Board on which he served. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 8, 2020
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Dominique Monnet
Dominique Monnet
President and Chief Executive Officer

Dated: December 8, 2020

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated December 8, 2020
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).